Document is copied.
                                                                    EXHIBIT 10.6
                              PROCESSING AGREEMENT
                              --------------------


THIS PROCESSING AGREEMENT (the "Agreement") is made and entered into as of the 15 day of, Sept., 2000, by and between PINNACLE BUSINESS MANAGEMENT, INC.,
--        -------
a Nevada corporation (hereinafter referred to as "Pinnacle"), and ACCELERATED AGENCY GROUP, INC. d/b/a UNISTAR INSURANCE & FINANCIAL SERVICES, A Florida corporation (hereinafter referred to as " Accelerated").


                             BACKGROUND INFORMATION
                             ----------------------

Pinnacle  is  engaged  in  the business, through its subsidiary corporation Fast
Paycheck Advance of Florida, Inc., of loaning Moines to consumers on a short term basis pursuant to paycheck advance transactions. Accelerated is desires to operate independent of Pinnacle offices in and around the State of Florida. Accordingly, in exchange for valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties hereto, it is agreed as follows:

                              OPERATIVE PROVISIONS

1.     PINNACLE'S  DUTIES  AND  OBLIGATIONS
       ------------------------------------

     1.1 Subject to the terms and conditions herein, Pinnacle shall perform and assume the following duties and obligations.

     1.2 Pinnacle agrees to provide training to Accelerated personnel in the practices and procedures utilized by Pinnacle in the submission for process of a paycheck advance.

     1.3 Pinnacle agrees to provide Accelerated with the appropriate forms, documents, and debit cards to record, maintain and monitor all paycheck advance transactions as covered by setup fee to Pinnacle. Any future supplies will be covered by actual cost of same.

     1.4 Pinnacle agrees to process, record, report and deposit Moines on behalf of the originated business of Accelerated as presented from their locations.

     1.5 Pinnacle agrees to assist in the collection of any bad debt on behalf of Accelerated on a fee structure to be outlined, if Accelerated so directs.

     1.6 Pinnacle will provide Accelerated on a daily basis full reports as to the volume of business, the status of business, the balances of accounts and the fees paid for this service.

2.     ACCELERATED'  DUTIES  AND  OBLIGATIONS
       --------------------------------------



     2.1 Accelerated agrees to provide sufficient space and personnel in the Branch offices to engage in the paycheck advance business contemplated hereunder. Accelerated agree that such personnel will comply with Accelerated practices and procedures.

     2.2 Accelerated agrees to provide all the necessary furniture, fixtures and equipment to provide this service to its customers.

     2.3 Accelerated agrees to provide utilities, telephone and all other overhead-related services at the Branch offices.

     2.4 Accelerated shall be responsible for and bear the cost of all expenses Accelerated incurs in performing and assuming its duties and obligations hereunder, including, but not limited to salaries, wages, commissions, payroll and other taxes, rent, office equipment and maintenance, furniture and fixtures, office supplies, insurance, photocopying, postage, overnight delivery or courier fees, utilities, telephone charges and all overhead expenses.

3.     REPRESENTATIONS  AND  WARRANTIES  OF  PINNACLE
       ----------------------------------------------

      Pinnacle  hereby  represents  and  warrants  to  Accelerated  that:

     3.1 Pinnacle is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and is duly authorized to transact business;

     3.2 The execution and delivery of this Agreement and the consumption of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on part of Pinnacle.

     3.3 This Agreement has been duly executed and delivered by Pinnacle, and this Agreement and all other documents to be executed and delivered by it in connection with the consummation of the transactions contemplated hereby do and will, when executed and delivered by Pinnacle, constitute valid, legally binding and enforceable obligations of Pinnacle, except as may be restricted, limited or delayed by applicable bankruptcy, insolvency, reorganization, moratorium or other laws, or by equitable principles, relating to or limiting creditors' rights generally; and

     3.4 The execution of this Agreement and its delivery by Pinnacle, the consummation of the transactions contemplated hereby and the compliance by Pinnacle with the provisions hereof will not violate or be in conflict with any provision of Pinnacle's Articles of Incorporation. Or result in a material default under the terms, conditions or provisions of any agreement, instrument of obligation to which Pinnacle is a party, or by which it or any of the properties or assets of Pinnacle may be bound of affected, which would prevent Pinnacle from performing its obligations hereunder, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Pinnacle.

4.     REPRESENTATIONS  AND  WARRANTIES  OF  ACCELERATED
       -------------------------------------------------
          Accelerated  hereby  represents  and  warrants  to  Pinnacle  that:



     4.1 Accelerated is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida;

     4.2 The execution and delivery of this agreement and the consumption of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Accelerated;

     4.3 This agreement has been duly executed and delivered by Accelerated, and this agreement and all other documents executed and delivered by it in connection with the consummation of the transactions contemplated hereby do and will, when executed and delivered by Accelerated and Pinnacle, constitute valid, legally binding and enforceable obligations of Accelerated, except as may be restricted, limited or delayed by applicable bankruptcy, insolvency, reorganization, moratorium or the laws, or by equitable principles, relating to or limiting creditors' rights generally; and

     4.4 The execution of this Agreement and its delivery by Accelerated, the consummation of the transactions contemplated hereby and the compliance by Accelerated with the provisions hereof will not violate or be in conflict with any provisions of Accelerated's Articles of Incorporation, or result in a material default under the terms, conditions Or provision of any agreement, instrument or obligation to which Accelerated is a party, or by which it may be bound or affected, which would prevent Accelerated from performing its obligations hereunder, or violate and order, writ, injunction, decree, statute, rule or regulation applicable to Accelerated.

5.   STATUS  OF  THE  PARTIES
     ------------------------

     5.1 In performing services under this Agreement, Accelerated shall operate as an independent, maintaining its own organization as a distinct and separate legal entity from Pinnacle. Performance hereunder shall be subject entirely to the internal direction and control of Accelerated. Nothing in this agreement shall be deemed to create or constitute a partnership or joint venture between Pinnacle and Accelerated.

     5.2 Subject to the last sentence of this Section 5.2, Accelerated shall be free to exercise its own judgment, subject to applicable law, as to the persons to whom it will make paycheck advances. Subject to the last sentence of this section 5.2, Accelerated shall have the fullest discretion as to the methods and means of operation if their agency; however, the authority of Accelerated under this agreement shall not extend to or affect the general practices and policies of Pinnacle. Accelerated agrees to be bound by the directions of Pinnacle regarding compliance with federal, state and local laws and regulations within Pinnacle's knowledge and under its control.

6.     COMPENSATION
       ------------

     6.1 During the term of this agreement, Accelerated agrees to compensate Pinnacle 250.00 (US) per location for the first Twelve locations of their choice and $750.00 (US) per location for any additional locations to be operational in the future performing payday loans This will be a onetime setup fee. As a processing fee for the payday loans Pinnacle shall be compensated $5.00(TJS) for each payday loan sent to the Pinnacle Operations Center. This will be paid on a case basis. Funds will be transmitted as redemption is made on the clients check.



7.   RECEIPT  OF  FUNDS  BY  PINNACLE

     7.1 Pinnacle shall treat all funds that it receives or collects under this agreement in the capacity of a trustee for Accelerated; it will under no circumstances make any personal or other use of such funds, but will immediately, but in no event later than the following business day after receipt, deliver the funds to Accelerated or as otherwise directed by Accelerated. Pinnacle will render full and true accounts at such times as Accelerated may prescribe.

     7.2 All funds received or collected by Pinnacle for Accelerated under this agreement shall be the property of Accelerated. Such funds shall not be intermingled with funds of Pinnacle nor used for any other purpose whatsoever.

     7.3 Pinnacle shall be liable to Accelerated for loss by accident, theft or otherwise of any funds received or collected by Pinnacle under this agreement that are not delivered to Accelerated. Should Accelerated obtain replacement or recovery of any funds governed by this subparagraph, Pinnacle shall be reimbursed less any expenses incurred by Accelerated in erecting the replacement or recovery.

8.   DURATION
     --------

     8.1 This Agreement shall be deemed to commence as of the date hereof, and will continue in effect for a period of 24 months unless sooner terminated
                                            --
as provided  in  this  Agreement.

     8.2 Unless either party shall have given written notice to the other at its principle place of business not less than thirty (30) days prior to the expiration of the term as set forth in this Article 10 of a decision not to extend the term, the term of this Agreement shall automatically be extended for an additional 12. month term under the same terms and conditions.
                --

9.   TERMINATION
     -----------

     9.1 In the event of a default as provided in this Agreement, the parties agree that the non-defaulting party may terminate this Agreement without prejudicing its rights and remedies hereunder. Any termination of this Agreement shall be effective at the end of the 30 day period specified in Paragraph 9.2;
                                       --
or immediately upon notice being delivered by the non-defaulting party that a default has occurred under Paragraph 10.1 (a), 10.1 (b). 10.1 (c) or 10.1 (d), all as the case may he.

     9.2 Either party may cancel this Agreement upon the giving of 30 day prior written notice to the other party.

     9.3     Upon  the  expiration  or  termination  of  this  agreement,

             A.     Pinnacle   shall   immediately   turn  over  and  deliver to
             Accelerated all collections and other documents and property of Accelerated in the possession and control of Pinnacle.

             B. all monies due Pinnacle pursuant to this Agreement shall be paid in a timely fashion.

     This section and its provisions shall survive the expiration or termination of this agreement.

10.  DEFAULT
     -------

     10.1 The occurrence of any of the following events may be deemed, and shall be treated as , a default under this Agreement and just cause for its termination:

             A. Failure of Pinnacle to turn over and deliver to Accelerated funds collected by Pinnacle or the failure of Accelerated to pay compensation due and owing to Pinnacle, which failure continues for three (3) days beyond the time required for such delivery or payment.

             B Breach or failure by either party in the due observance or performance of any term, covenant or agreement contained in this Agreement which shall continue unremedied or uncorrected for a period often (10) days after written notice thereof, specifying the breach, has been delivered to the defaulting party.

             C. Either party becomes insolvent, makes any assignment for The benefit of creditors, consents to the appointment of a receiver or trustee, seeks a reorganization, arrangement or readjustment of its debts, dissolves or liquidates its business affairs or seeks protection or relief under bankruptcy or insolvency laws.

     10.2 If either party shall be entitled to cancel or terminate this Agreement pursuant to Paragraph 10.1, the defaulting party shall be obligated to pay all damages which the non-defaulting party shall be obligated to pay all damages which the non-defaulting party may sustain by reason of the default, including without limitation, all legal fees and other expenses incurred.

11.  COVENANTS  OF  ACCELERATED
     --------------------------

     11.1 Accelerated recognized and acknowledged that the information, systems and procedures of Pinnacle which it will be given access to during this Agreement are valuable and unique assets of Pinnacle's business and that such assets are proprietary in nature and constitute trade secrets of Pinnacle. Accelerated shall not, directly or indirectly, during or after the term of this Agreement, in whole or in part, disclose such information, systems and procedures to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Accelerated make use of any such information, systems or procedures for its own purposes or for the benefit of any such person, firm, corporation association or other entity under any Circumstances during or after the term of this Agreement.



     11.2 In the event of a violation or threatened violation by Accelerated of Section 11.1, Accelerated agrees that Pinnacle shall be entitled to an injunction enjoining and restricting such violation or threatened violation and such other remedies as may be available to Pinnacle under this Agreement. Accelerated agrees and acknowledges that any such violation shall cause Pinnacle to suffer irreparable damages,

12.  NON-ASSIGNMENT
     --------------

     12.1 This Agreement is not transferable. No rights or interest arising there from shall be subject to assignment except with the written consent of Pinnacle.

13.  INDEMNIFICATION
     ---------------

     13.1 Accelerated shall indemnify Pinnacle and its officers, directors, shareholders, and employees, from all claims, demands, damages, and costs relating to or arising out of Accelerated performance caused by the negligence of Accelerated or its agents or employees. Pinnacle shall indemnify Accelerated and its officers, directors, shareholders, and employees, from all claims, demands, damages and costs relating to or arising out of Pinnacle's performance of its duties under this Agreement caused by the negligence of Pinnacle or its agents or employees.

     13.2 Accelerated shall indemnify Pinnacle and its officers, directors, shareholders, and employees, against loss of money, and other property, sustained by Pinnacle (or its officers, directors, shareholders, or employees), by reason of any act of fraud, dishonesty, forgery, embezzlement, or willful misapplication by Accelerated, its agents or employees, while performing duties hereunder.

     13.3 Accelerated agrees to indemnify and save harmless Pinnacle and its officers, directors, shareholders, and employees, or any affiliated or subsidiary Company (and their officers, directors, shareholders, and employees) from all claims, demands, penalties, suites, or actions, and from any and all loss and expense in connection therewith, for: (a) damages to persons and/or property; (b) for personal injury and/or death which may be suffered or sustained by any third party; for any claims against or losses or liability of Pinnacle or any such person; and (d) for any cause of action, arising out of, or resulting from the default in performance of, or in the negligent performance of, Accelerated obligations under this Agreement.

     13.4 Pinnacle agrees to indemnify and save harmless Accelerated and its officers, directors, shareholders, and employees, or any affiliated or subsidiary Company (and their officers, directors, shareholders, and employees) from all claims, demands, penalties, suits, or actions, and from any and all loss and expense in connection therewith, for: (a) damages to persons and/or property; (b) for personal injury and/or death which may be suffered or sustained by any third party; for any claims against or losses or liability of Accelerated or any such person;
and (d) for any cause of action, arising out of, or resulting from the default in performance of, or in the negligent performance of, Pinnacle's obligations under this Agreement.



     13.5 This Article 13 and its provisions shall survive the termination of this Agreement.

14.  APPLICABLE  LAW
     ---------------

     14.1 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

15.  NOTICES
     -------

     15.1 Any notices required under this Agreement shall be deemed to be in compliance if personally delivered, sent by facsimile transmission or mailed certified mail/return receipt requested.

16.  ENTIRE  AGREEMENT

     16.1 This Agreement is the entire agreement of the parties and shall supersede any previously executed agreements between the parties relating to the subject matter hereof. Any amendments to this Agreement must be in writing and signed by the authorized representatives of all parties.

     16.2 No provision of this Agreement may be waived except by an agreement in writing signed by the waiving party.

     16.3 Throughout this Agreement the singular shall include the plural; the plural shall include the singular; masculine and the neuter shall include the feminine, whosesoever the context so requires.

17.  CONSENT  TO  JURISDICTION  FOR  VENUE
     -------------------------------------

     17.1 The parties hereby consent to personal jurisdiction and venue, for any action arising under this Agreement, in Hillsborough County, Florida.

18.  SEVERABILITY
     ------------

     18.1 If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not effect the remaining provisions Such remaining provisions shall be fully severable and this Agreement shall be construed and enforced as if such invalid provision had never been inserted in this Agreement.



19.  ATTORNEYS'  FEES
     ----------------

     In the event that a party is required to engage the services of legal counsel to enforce its rights under this Agreement against the other party, regardless of whether such action results in litigation, the prevailing party shall be entitled to reasonable attorney's fees and costs from the other party, which in the event of litigation shall include fees and costs incurred at trial and on appeal.

     IN WITNESS WHEREOF, Pinnacle and Accelerated have executed this Agreement as of the date first written above.


Witness:                              PINNACLE  BUSINESS  MANAGEMENT,
                                      INC.,  a  Nevada  corporation

/s/                                   By:  /s/
------------------------------        ----------------------------------

                                      Its: Vice President
                                      ----------------------------------

                                      ACCELERATED  AGENCY
                                      d/b/a  UNISTAR  INSURANCE FINANCIAL
                                      SERVICES a Florida Corporation

Witness:


/s/                                   By:  /s/
------------------------------        ----------------------------------

                                      Its:  Senior Vice President
                                      ----------------------------------


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